UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 2, 2023
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CURO GROUP HOLDINGS CORP
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Hubbard Street, 8th Floor, Chicago, Illinois		60654
(Address of Principal Executive Offices)		(Zip Code)

(312) 470-2000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01     Entry into a Material Definitive Agreement

Sale of Flexiti Business

On August 2, 2023, Curo Intermediate Holdings Corp. (“Seller”), a wholly owned subsidiary of CURO Group Holdings Corp. (the “Company”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with Questrade Financial Group Inc. (“Purchaser”) pursuant to which Purchaser agreed to purchase from Seller all of the issued and outstanding equity interests of FLX Holding Corp. (“Flexiti”), which constitutes the entirety of the Company’s Canada point-of-sale lending segment (collectively, the “Business”), for a purchase price of approximately C$55 million, subject to an adjustment based on Flexiti’s tangible book value and certain other adjustments (the “Disposition”). In connection with the Disposition, Seller has agreed to provide Purchaser with certain transition services for which the Seller will be paid certain variable fees.

The Disposition has been approved by the Company’s board of directors.

Consummation of the Disposition is subject to the satisfaction or waiver of certain conditions, including (i) approval under the Competition Act (Canada), (ii) the receipt of certain regulatory approvals and licenses, (iii) receipt of certain consents and amendments from Flexiti’s lenders, and (iv) the absence of any order, injunction or law preventing or prohibiting the consummation of the Disposition. The Purchaser’s obligation to consummate the Disposition is also subject to, among other things, (i) the accuracy of representations and warranties of Seller set forth in the Purchase Agreement, (ii) Seller’s compliance with covenants set forth in the Purchase Agreement, and (iii) the absence of a Material Adverse Effect (as defined in the Purchase Agreement) after the date of the Purchase Agreement.

The parties to the Purchase Agreement have made to each other certain representations and warranties, and have agreed to certain covenants and agreements, including with respect to cooperation, regulatory approvals, the conduct and operation of the Business prior to the closing and similar matters, and non-competition.

The Purchase Agreement may be terminated in certain circumstances, including, among others, if the Disposition does not close within 60 days of signing (subject to extension in certain circumstances). Additionally, either party may terminate the Purchase Agreement upon a breach by the other party of any representation, warranty, covenant or agreement made by such breaching party in the Purchase Agreement, such that the conditions related to the representations, warranties, covenants and agreements made by such breaching party would not be satisfied and such breach or condition is not curable or, if curable, is not cured 30 days after written notice of such breach.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Purchase Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement, instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, as applicable, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, the Purchase Agreement included with this filing is only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any factual information regarding the parties thereto, their respective affiliates or their respective businesses.

ITEM 7.01     Regulation FD Disclosure

On August 3, 2023, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished in Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01     Financial Statements and Exhibits

(d). Exhibits

Exhibit Number	Description
2.1	Share Purchase Agreement, dated August 2, 2023, by and between Questrade Financial Group Inc. and CURO Intermediate Holdings Corp.*
99.1	Press Release, dated August 3, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request by the SEC.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 3rd day of August, 2023.

                        CURO Group Holdings Corp.
                        By: /s/ Rebecca Fox______
                        Rebecca Fox
                        Secretary